Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2012
Mortgage Servicing Rights [Abstract]
Mortgage Servicing Rights

Note 9:	Mortgage Servicing Rights

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets.  The unpaid principal balance of mortgage loans serviced for others approximated $528.1 million and $402.1 million at December 31, 2012 and 2011, respectively.  Contractually specified servicing fees, late fees and ancillary fees of approximately $1.1 million and $0.90 million were included in loan servicing fees in the income statement at December 31, 2012 and 2011, respectively.

The following table summarizes mortgage servicing rights capitalized and related amortization, along with activity in the related valuation allowance:

($ in thousands)	2012	2011

Carrying amount, beginning of year	$2,820	$3,190
Mortgage servicing rights capitalized during the year	1,981	1,493
Mortgage servicing rights amortization during the year	(1,335)	(744)
Net change in valuation allowance	309	(1,119)
Carrying amount, end of year	$3,775	$2,820

Valuation allowance:
Beginning of year	$1,119	$-
Additions	-	1,119
Reduction	(309)	-

End of year	$810	$1,119

Fair Value, beginning of period	$2,820	$3,264
Fair Value, end of period	$4,329	$2,820

During 2012, recapture of the valuation allowance of $0.3 million was taken to adjust the carrying value of the impaired mortgage servicing rights to the fair value for indicated tranches.  The fair value is determined by an independent analysis conducted by a third party on a quarterly basis.